                                                                Exhibit 4.19

033412



                                       DEPOSITARY RECEIPT
                                      FOR DEPOSITARY SHARES,                                        DEPOSITARY SHARES
    NUMBER                              REPRESENTING 8.30%
 DR-20-                                   NONCUMULATIVE                    [LOGO]
                                         PREFERRED STOCK,
                                          SERIES 20 OF                                               SEE REVERSE FOR
                                          CITICORP[LOGO]                                           CERTAIN DEFINITIONS
                                   INCORPORATED UNDER THE LAWS
                                    OF THE STATE OF DELAWARE                                         CUSIP 172967 71 3


                                   Citibank, N.A., as Depositary (the "Depositary"), hereby certifies that








                                   is the registered owner of                                         DEPOSITARY SHARES


                                   ("Depositary Shares"), each Depositary Share representing one-tenth of one share of 8.30%
                                   Noncumulative Preferred Stock, Series 20, without par value, of Citicorp, a Delaware corporation (the "Corporation"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of September 29, 1994 (the "Deposit
                                   Agreement"), among the Corporation, the Depositary and the holders from time to time of the
                                   Depositary Receipts described therein. By accepting this Depositary Receipt the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit
                                   Agreement. This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the
                                   Depositary by the manual signature of a duly authorized officer or, if executed in facsimile by the Depositary, countersigned by a Registrar (other than the Depositary) in respect of the
                                   Depositary Receipts by the manual signature of a duly authorized officer thereof.

                                                                          THE NAME OF THIS CORPORATION IS
                                                                                   CITIGROUP INC.
                                                                            THIS CERTIFICATE REPRESENTS
                                                                           PREFERRED S DEPOSITARY SHARES

                                   Dated:
                                         -------------------------------------

                                                   CITIBANK, N.A.                                        CITIBANK, N.A.
                                         -------------------------------------              -------------------------------------
                                                                    Depositary                                          Registrar

                                   By:   /s/ D. F. Schneider                             By:
                                         -------------------------------------              -------------------------------------
                                                            Authorized Officer                                 Authorized Officer



                                    CITICORP


         CITICORP WILL FURNISH WITHOUT CHARGE TO EACH RECEIPTHOLDER WHO SO REQUESTS A COPY OF THE DEPOSIT AGREEMENT AND A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND OF THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE DEPOSITARY NAMED ON THE FACE OF THIS RECEIPT.

                              ____________________


         The following abbreviations when used in the instructions on the face of this receipt shall be construed as though they were written out in full according to applicable laws or regulations.

    TEN COM -- as tenant in common                UNIF GIFT MIN ACT -- ___________ Custodian ____________
    TEN ENT -- as tenants by the entireties                               (Cust)                (Minor)
    JT TEN  -- as joint tenants with right                             Under Uniform Gifts to Minors Act
               of survivorship and not as
               tenants in common                                       __________________________________
                                                                                     (State)

        Additional abbreviations may also be used though not in the above list:



         For value received, __________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
/________________________/_____________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

______________________________________________________________ Depositary Shares
represented by the within Receipt, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Depositary Shares on the books of the within named Depositary with full power of substitution in the premises.

Dated ________________________________


                                        ________________________________________
                                        NOTICE The signature to the assignment
                                        must correspond with the name as written upon the face of this Receipt in every particular, without alteration or enlargement or any change whatever.